AEGION®

Stronger. Safer. Infrastructure.®

D.A. Davidson Annual Diversified Industrials & Services Conference

September 2020

Safe Harbor Statement

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission on March 2, 2020, and in subsequently filed documents, and, in particular, the impact of the current COVID-19 virus outbreak and the evolving response thereto both on the Company generally and on the other risks described herein. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this presentation are qualified by these cautionary statements.

About Non-GAAP Financial Measures

Aegion has presented certain information in this presentation excluding certain items that impacted income, expense and earnings per share. Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

References to adjusted results for the periods referenced herein exclude charges in the respective periods, if applicable, related to the Company's restructuring activities, acquisition and divestiture-related activities, impairment of assets held for sale, project warranty accruals and impacts related to the Tax Cuts and Jobs Act.

Aegion Protects Communities through the Rehabilitation & Maintenance of Critical Pipeline Infrastructure

- A **differentiated specialty contractor that extends the life of existing pipelines** through integrated manufacturing & engineering expertise
- Primarily **serving the aging municipal water & wastewater pipeline market**
  - Smaller energy market presence primarily serving more stable midstream and downstream demand
- Cornerstone Insituform® brand **pioneered trenchless pipeline rehabilitation technology** and continues to be the leader in the North America wastewater market
- **Leading North American market presence** driving 85%+ annual revenues
  - Presence in select, strategic international markets

2019 Segment Adjusted Operating Income Contributions*


81%
13%
6%
Infrastructure Solutions
Corrosion Protection
Energy Services

*Total adjusted segment operating income weighting excludes corporate expenses. See disclosure on slide 1 with respect to the use of adjusted (non-GAAP) financial measures as well as non-GAAP reconciliations found in the appendix of this presentation.

Multiple Core Competencies Drive Differentiation & Provide Strong Foundation for Growth

- Sustainable long-term demand trends for the protection of public health & safety and the environment
- Market-leading positions in all core segments
- Recurring revenue stream underpinned by compliance needs with limited exposure to new capital construction
- Significant benefits from scale, unmatched market reach and vertical integration
- Technology investments and new products provide differentiation, comprehensive offering and growth potential
- Strong balance sheet with solid cash flows provides significant liquidity to fund growth strategy

A Pioneer in Trenchless Water Pipeline Rehabilitation with 50 Years of Market Leadership & Runway for Significant Growth

Significant Long-Term Demand Trends

- Annual spending for U.S. water infrastructure <40% of total need
- Costs of failure expected to increase sevenfold in the next 20 years
- Growing preference for less disruptive trenchless rehab solutions



AMERICA'S INFRASTRUCTURE
D
Drinking Water
D+
Wastewater
SCORING
A = Exceptional
B = Good
C = Mediocre
D = Poor
F = Failing

+ Resilient Funding & Market Growth

- Water utility revenues primarily derived from user fees vs. more elastic tax sources
- Rehab projects often funded through bonds or loan/grant programs with restricted-use mandates
- North America wastewater municipal market posting YOY growth despite COVID disruptions
- Federal stimulus or infrastructure bill could help close the investment gap and further boost growth for rehabilitation projects

+ Track Record of Operational Excellence

- Productivity improvements and refocus on core North American Insituform business have yielded significant earnings and margin expansion
- Vertical integration supports strong and stable margin profile
- Technology investments and new products offer significant growth potential

Infrastructure Solutions Adjusted* Operating Income & Margins
($ in millions, % margins)



$22.1
7.5%
$32.2
11.2%
$34.6
12.9%
1H 2018
1H 2019
1H 2020

Source: American Society for Civil Engineers (ASCE) 2017 Infrastructure Report Card rating; "The Economic Benefits of Investing in Water Infrastructure"

*Reflects segment results through 6/30 of respective years. See disclosure on slide 1 with respect to the use of adjusted (non-GAAP) financial measures as well as non-GAAP reconciliations found in the appendix of this presentation.

Leading Positions in Niche Energy Markets Protecting Critical Infrastructure from Harmful Effects of Corrosion and Disrepair

CORROSION PROTECTION

- North America market leader in cathodic protection with stable recurring revenue base to serve compliance needs of midstream pipeline operators
- Niche provider of proprietary linings and coating solutions with strong Middle East presence to serve growing national energy production interests
- Differentiated technology offerings, including asset integrity management tool to drive more robust analytics & targeted decision making for pipeline operators


TOTAL ASSET
AWARENESS

ENERGY SERVICES

- Leading third-party maintenance provider in the West Coast downstream refinery market
- Aging refinery infrastructure and high utilization drive significant need for safe and reliable maintenance, construction and turnaround services
- Successful expansion efforts into Rocky Mountain region
- Near-term operations impacted by COVID-related activity restrictions, driving temporary dip in fuel consumption and refinery output

Compelling Investment Opportunity with Multiple Growth Catalysts & Long-Term Value Creation

Well Positioned to Successfully Navigate Near-Term Uncertainty …

- Swift and prudent actions positioned the business to successfully navigate COVID disruptions
- Businesses performing well through pandemic; Energy Services segment experiencing most pronounced dip
- Reconfirming Q3 earnings guidance range for adjusted* EPS of $0.25 - $0.35
- Current valuation offers compelling opportunity to participate in rebound and future upside

… and Deliver Long-Term Growth in Shareholder Value

- Streamlined and focused with improved earnings stability following restructuring initiative
- Multiple growth catalysts with emphasis on further expanding water market offerings
- Net debt levels the lowest in several years with significant liquidity to fund growth initiatives
- Smooth and orderly CEO succession underway with strong management team in place to drive next leg of growth

*See disclosure on slide 1 with respect to the use of adjusted (non-GAAP) financial measures as well as non-GAAP reconciliations found in the appendix of this presentation.


AEGION


WATER




Appendix

Reconciliation of Adjusted Non-GAAP Measures
Consolidated Results FY 2019

For the Year Ended December 31, 2019

(in thousands)	Infrastructure Solutions	Corrosion Protection	Energy Services	Corporate	Consolidated Aegion Corporation
Operating Income (Loss), as reported (GAAP)	$ 42,079	$ (5,635)	$ 9,740	$ (35,211)	$ 10,973
Items Affecting Comparability:					
Restructuring Charges[1]	7,547	7,676	1,661	5,227	22,111
Impairment of Assets Held for Sale[2]	17,617	2,950	—	2,860	23,427
Acquisition/Divestiture Related Expenses[3]	1,054	128	—	2,193	3,375
Warranty Accrual[4]	4,429	—	—	—	4,429
Tax Cuts and Jobs Act[5]	—	—	—	63	63
Operating Income (Loss), as adjusted (Non-GAAP)	$ 72,726	$ 5,119	$ 11,401	$ (24,868)	$ 64,378

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $2,338 primarily related to inventory write offs; (ii) pre-tax restructuring charges for operating expenses of $10,743 primarily related to wind-down expenses, fixed asset disposals and other restructuring-related charges; and (iii) pre-tax restructuring and related charges of $9,030 related to employee severance, extension of net benefits, employment assistance programs and early lease and contract termination costs.

(2) Includes non-GAAP adjustments related to the impairment of held for sale assets (CIPP operations in Australia, Spain and the Netherlands, Corrpower, United Mexico and parcels of land located near the Company's corporate headquarters).

(3) Includes non-GAAP adjustments for expenses incurred primarily in connection with the Company's planned divestiture of its held for sale operations.

(4) Includes non-GAAP adjustments for estimated project remediation charges related to a cured-in-place pipe project in the North American operations of Infrastructure Solutions.

(5) Includes non-GAAP adjustments related to professional fees resulting from the Tax Cuts and Jobs Act.

Reconciliation of Adjusted Non-GAAP Measures

Infrastructure Solutions Segment Reconciliation 1H'18, 1H'19, 1H'20

	Six Months Ended June 30, 2018			Six Months Ended June 30, 2019			Six Months Ended June 30, 2020		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (3)	As Adjusted (Non-GAAP)
Revenues:									
Infrastructure Solutions	$ 295,159	$ -	$ 295,159	$ 286,982	$ -	$ 286,982	$ 267,636	$ -	$ 267,636
Operating Income:									
Infrastructure Solutions	$ 16,153	$ 5,986	$ 22,139	$ 14,835	$ 17,373	$ 32,208	$ 34,559	$ 44	$ 34,603
Operating Margin	*5.5%*		*7.5%*	*5.2%*		*11.2%*	*12.9%*		*12.9%*

1) Includes the following non-GAAP adjustments: (i) restructuring charges associated with severance and benefit related costs, contract termination costs, wind-down costs and other restructuring charges; and (ii) expenses incurred in connection with the divestiture of the CIPP business in Australia.

2) Includes the following non-GAAP adjustments: (i) restructuring charges associated with severance and benefit related costs, contract termination costs and other restructuring charges; (ii) expenses incurred in connection with the divestiture of Australia; (iii) estimated project remediation charges related to a cured-in-place pipe project in the North American operation; and (iv) impairment of assets held for sale (CIPP operations in Australia and the Netherlands).

3) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges associated with severance and benefit related costs, contract termination costs, wind-down costs, fixed asset disposals and other restructuring charges; and (ii) expenses incurred in connection with the divestitures of Australia and Spain.

AEGION®

Stronger. Safer. Infrastructure.®

D.A. Davidson Annual Diversified Industrials & Services Conference

September 2020